EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of PVF Capital Corp. (the "Registrant") hereby certify that this Annual Report on Form 10-K/A for the year ended June 30, 2009 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                By: /s/ Robert J. King, Jr.
                                    --------------------------------------------
                                    Name:  Robert J. King, Jr.
                                    Title: President and Chief Executive Officer



                                By: /s/ Edward B. Debevec
                                    ----------------------------------
                                    Name:  Edward B. Debevec
                                    Title: Treasurer

Date: October 27, 2009